

# THE JONES GROUP

2013 Second Quarter Earnings

July 31, 2013

# Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems;
- the Company's ability to secure and protect trademarks and other intellectual property rights;
- the effects of extreme or unseasonable weather conditions; and
- the Company's ability to implement its strategic initiatives to enhance profitability.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

# Q2 Performance – Consolidated

| *($ in millions, except per share)* | Q2-2013 | Q2-2012 |
|---|---|---|
| Total Revenue | $846 | $855 |
| Gross Profit | $301 | $326 |
| Gross Margin | 35.6% | 38.2% |
| SG&A | $283 | $286 |
| Operating Income | $18 | $40 |
| Income Attributable to Jones | $1 | $17 |
| Adjusted Earnings per Share | $0.02 | $0.22 |

- Revenues driven by strong contribution from Jeanswear and International Wholesale
- Gross margins decreased 260 bps from the prior year primarily due to the mix of business and a higher level of promotions
- SG&A expenses were well controlled, declining from prior year levels

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

# Segment Performance

| ($ in millions) | Q2 - 2013 | Q2 - 2012 | Q2 YTD - 2013 | Q2 YTD - 2012 |
|---|---|---|---|---|
| Revenue - | | | | |
| Domestic Wholesale Sportswear | $133 | $175 | $350 | $408 |
| Domestic Wholesale Jeanswear | $183 | $151 | $439 | $336 |
| Domestic Wholesale Footwear & Accessories | $182 | $196 | $423 | $421 |
| Domestic Retail | $148 | $151 | $274 | $279 |
| International Wholesale | $89 | $75 | $162 | $149 |
| International Retail | $101 | $97 | $185 | $175 |
| Segment Profit - | | | | |
| Domestic Wholesale Sportswear | ($8) | $9 | $6 | $36 |
| Domestic Wholesale Jeanswear | $14 | $8 | $49 | $26 |
| Domestic Wholesale Footwear & Accessories | $3 | $9 | $25 | $30 |
| Domestic Retail | ($6) | $0 | ($32) | ($21) |
| International Wholesale | $12 | $10 | $19 | $20 |
| International Retail | $2 | $5 | ($5) | $2 |
| Segment Margin - | | | | |
| Domestic Wholesale Sportswear | -6.0% | 5.3% | 1.6% | 8.9% |
| Domestic Wholesale Jeanswear | 7.8% | 5.2% | 11.2% | 7.6% |
| Domestic Wholesale Footwear & Accessories | 1.7% | 4.7% | 6.1% | 7.0% |
| Domestic Retail | -3.7% | 0.2% | -11.6% | -7.5% |
| International Wholesale | 13.0% | 12.9% | 11.5% | 13.3% |
| International Retail | 1.7% | 5.3% | -2.6% | 1.0% |

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

# Strong Financial Position

- Cash at quarter end: ~ $81 million
- Inventory at quarter end: $541 million, up 16% from prior year
  - Increase due in large part to timing (earlier receipt of goods and the timing of the fiscal quarter-end of July 6th vs June 30th) and a higher level of replenishment inventory
- Nothing drawn on credit facility at quarter end
  - Availability of $398.5 million
- Quarterly dividend: $0.05 per share
- 2013 YTD capital expenditures: ~ $29 million
- 2013 share repurchases: ~ $14.5 million, or ~ 1.15 million shares

# Five Pillars to Enhance Profitability



- ✓ Revitalizing Core Brands
- ✓ Investing in Emerging Brands
- ✓ Expanding International Footprint
- ✓ Improving Direct-to-Consumer Performance
- ✓ Maintaining Operational Excellence

# Actions to Improve Profitability Underway

**Closing ~170 underperforming domestic retail stores by mid-2014**

- Closed 40 doors through June
- Outlet stores to comprise higher percentage of the overall retail portfolio
- Upon completion, expect to operate a smaller, more productive chain of domestic stores
- Domestic retail footprint post-restructuring: ~435 domestic doors (~350 outlets; also includes ~45 domestic Stuart Weitzman, Brian Atwood and Kurt Geiger doors not included in restructuring)

**Continuing assessment of individual store profitability on an ongoing basis**

- Converting certain stores to brands that offer greatest opportunity for growth & profitability

**Optimizing wholesale channel with focus on sportswear**

- Creating a more streamlined structure to support brand-focused organization
- Consolidating certain production, design & selling divisions & consolidation of distribution / supply chain facilities

**Resetting Jones New York to return to the brand's DNA**

- Focused on clearing excess Spring product during the second quarter
- Made major structural and design changes for fall, to encouraging feedback: rebalanced price/value equation, focusing on career wear and improved lifestyle offering; looking to reduce SKUs for Spring 2014

**Reducing domestic staff by 8% by 1H-2014**

**Remain on track to realize expected $40 million in annualized pre-tax savings & reduction of operating losses by mid-2014 (Domestic Retail ~40% of savings)**

- Benefit to fiscal 2013 of ~$13 million
- Costs to achieve $40-$50M by mid-2014, $6M non-cash

# 2013 Guidance

| *($ in millions)* | **Revenue** |
|---|---|
| Domestic Wholesale Sportswear | $685 - $700 |
| Domestic Wholesale Jeanswear | $815 - $830 |
| Domestic Wholesale Footwear and Accessories | $940 - $955 |
| Domestic Retail | $570 – $590 |
| International Wholesale | $340 - $355 |
| International Retail | $395 - $415 |
| Licensing, Other and Eliminations | $45 - $45 |
| Total Company | $3,790 – $3,890 |
| Interest Expense | ~ $61 Million |
| Equity in Income of Unconsolidated Affiliate | ~ $2 Million |
| Effective Tax Rate | ~ 37.0% |
| Depreciation and Amortization | ~ $100 Million |
| % of Net Earnings Applicable to Common Equity | ~97% |
| Income Attributable to Noncontrolling Interest | ~ ($1) Million |
| Weighted Average Shares | ~ 75 Million |
| Capital Expenditures | ~ $65 - $75 Million |

(1) Total company assumes blended performance within forecasted segment ranges

# Net Revenues by Brand – Second Quarter Results


(In millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Total Revenues
$855
2012
% to total
Nine West $204
23.9%
Jones New York $157
18.4%
Gloria Vanderbilt $49
5.7%
Anne Klein $51
6.0%
Kurt Geiger Business $73
8.5%
Stuart Weitzman $54
6.3%
Easy Spirit $55
6.4%
Bandolino $30
3.5%
l.e.i. $29
3.4%
Kasper $26
3.0%
All others $127
14.9%
Total Revenues
$846
2013
% to total
Nine West $212
25.1%
Jones New York $122
14.2%
Gloria Vanderbilt $55
6.5%
Anne Klein $52
6.1%
Kurt Geiger Business $75
8.9%
Stuart Weitzman $62
7.3%
Easy Spirit $53
6.3%
Bandolino $27
3.2%
l.e.i. $38
4.5%
Kasper $22
2.8%
All others $128
15.1%
2012
2013
Core
Emerging
Category

Note: Kurt Geiger Business includes revenues from external brands of $38 million and $45 million in 2012 and 2013, respectively.

# Net Revenues by Brand – Full Year



(In millions)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Total Revenues
$3,798
2012
% to total
Total Projected
Revenues
$3,790 - $3,890
2013E
% to total
Nine West $842
22.2%
Jones New York $643
16.9%
Kurt Geiger Business $305
8.0%
Anne Klein $257
6.8%
Stuart Weitzman $251
6.6%
Gloria Vanderbilt $235
6.2%
Easy Spirit $228
6.0%
Bandolino $150
3.9%
l.e.i. $128
3.4%
Kasper $114
3.0%
All others $645
17.0%
Nine West
22.6%
Jones New York
14.4%
Kurt Geiger Business
8.2%
Anne Klein
7.1%
Stuart Weitzman
7.1%
Gloria Vanderbilt
6.6%
Easy Spirit
6.2%
Bandolino
4.0%
l.e.i.
3.7%
Kasper
2.3%
All others
17.8%
2012
2013E

Note: Kurt Geiger Business includes revenues from external brands of $169 million and $180 million in 2012 and 2013, respectively.

THEJONESGROUP

Core Emerging Category

# Full Year Revenues by Brand Classification


2012 Actual
Emerging Brands 18%
Category Labels 20%
Core Brands 62%


2013 Projection
Emerging Brands 19%
Category Labels 19%
Core Brands 62%

# Net Revenues by Product Category

**2012 Actual**



Other 1%
Sportswear 27%
Jeanswear 20%
Footwear & Accessories 52%

**2013 Projection**



Other 1%
Sportswear 25%
Jeanswear 21%
Footwear & Accessories 53%

# Full Year Distribution Channels

**2012 Actual**



Upscale Department Stores 15%
Department Stores 35%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%

**2013 Projection**



Upscale Department Stores 15%
Department Stores 35%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 4%
Company Operated Retail 16%

# International Penetration



$900
$600
$300
$0
International Revenues ($ in millions)
25%
20%
15%
10%
5%
0%
% of Total Revenues
9%
8%
10%
17%
20%
20%
2008
2009
2010
2011
2012
2013P

THEJONESGROUP

# Q2 2013 Reconciliation: GAAP to Adjusted

| ($ in millions) | GAAP | | Adjustments | | | Adjusted | |
|---|---|---|---|---|---|---|---|
| **Q2 2013 Net Revenues** | | | | | | | |
| Domestic Wholesale Sportswear | $ | 133 | $ | - | | $ | 133 |
| Domestic Wholesale Jeanswear | | 183 | | - | | | 183 |
| Domestic Wholesale Footwear & Accessories | | 182 | | - | | | 182 |
| Domestic Retail | | 148 | | - | | | 148 |
| International Wholesale | | 89 | | - | | | 89 |
| International Retail | | 101 | | - | | | 101 |
| Licensing, Other and Eliminations | | 10 | | - | | | 10 |
| Total Company | $ | 846 | $ | - | | $ | 846 |
| **Q2 2013 Gross Profit** | $ | 301 | $ | - | | $ | 301 |
| **Q2 2013 SG&A** | $ | 290 | $ | (7) | (a-f) | $ | 283 |
| **Q2 2013 Segment Income (Loss)** | | | | | | | |
| Domestic Wholesale Sportswear | $ | (9) | $ | 1 | (b,d) | $ | (8) |
| Domestic Wholesale Jeanswear | | 14 | | - | | | 14 |
| Domestic Wholesale Footwear & Accessories | | 1 | | 2 | (d,e) | | 3 |
| Domestic Retail | | (5) | | (1) | (a) | | (6) |
| International Wholesale | | 11 | | 1 | (d) | | 12 |
| International Retail | | - | | 2 | (b) | | 2 |
| Licensing, Other and Eliminations | | (1) | | 2 | (b,c,d,f) | | 1 |
| Total Segment Income (Loss) | $ | 11 | $ | 7 | | $ | 18 |
| Interest expense | $ | 15 | $ | - | | $ | 15 |
| Net income (loss) available to common stockholders of Jones | $ | (3) | $ | 4 | | $ | 1 |

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Includes severance and restricted stock amortization related to executive management changes.

# Q2 2012 Reconciliation: GAAP to Adjusted

| ($ in millions) | GAAP | Adjustments | | Adjusted |
|---|---|---|---|---|
| **Q2 2012 Net Revenues** | | | | |
| Domestic Wholesale Sportswear | $ 175 | $ - | | $ 175 |
| Domestic Wholesale Jeanswear | 151 | - | | 151 |
| Domestic Wholesale Footwear & Accessories | 196 | - | | 196 |
| Domestic Retail | 151 | - | | 151 |
| International Wholesale | 75 | - | | 75 |
| International Retail | 97 | - | | 97 |
| Licensing, Other and Eliminations | 10 | - | | 10 |
| Total Company | $ 855 | $ - | | $ 855 |
| **Q2 2012 Gross Profit** | $ 326 | $ - | | $ 326 |
| **Q2 2012 SG&A** | $ 304 | $ (18) | (a-e) | $ 286 |
| **Q2 2012 Segment Income (Loss)** | | | | |
| Domestic Wholesale Sportswear | $ 9 | $ - | (b,d,e) | $ 9 |
| Domestic Wholesale Jeanswear | 7 | 1 | (d,e) | 8 |
| Domestic Wholesale Footwear & Accessories | (2) | 11 | (d,e) | 9 |
| Domestic Retail | (3) | 3 | (a,d,e) | - |
| International Wholesale | 10 | - | | 10 |
| International Retail | 4 | 1 | (b) | 5 |
| Licensing, Other and Eliminations | (3) | 2 | (b,c,d) | (1) |
| Total Segment Income (Loss) | $ 22 | $ 18 | | $ 40 |
| Interest expense | $ 9 | $ 4 | (f) | $ 13 |
| (Loss) income attributable to Jones | 8 | 9 | | 17 |
| Net (loss) income allocated to participating shares | - | - | | - |
| Net (loss) income available to common stockholders of Jones | $ 8 | $ 9 | | $ 17 |

(a) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

# Q2 YTD 2013 Reconciliation: GAAP to Adjusted

| ($ in millions) | GAAP | Adjustments | | Adjusted |
|---|---|---|---|---|
| **YTD 2013 Net Revenues** | | | | |
| Domestic Wholesale Sportswear | $ 350 | $ - | | $ 350 |
| Domestic Wholesale Jeanswear | 439 | - | | 439 |
| Domestic Wholesale Footwear & Accessories | 423 | - | | 423 |
| Domestic Retail | 274 | - | | 274 |
| International Wholesale | 162 | - | | 162 |
| International Retail | 185 | - | | 185 |
| Licensing, Other and Eliminations | 21 | - | | 21 |
| Total Company | $ 1,854 | $ - | | $ 1,854 |
| **YTD 2013 Gross Profit** | $ 649 | $ - | | $ 649 |
| **YTD 2013 SG&A** | $ 621 | $ (24) | (a-f) | $ 597 |
| **YTD 2013 Segment Income (Loss)** | | | | |
| Domestic Wholesale Sportswear | $ 1 | $ 5 | (b,d) | $ 6 |
| Domestic Wholesale Jeanswear | 48 | 1 | (d) | 49 |
| Domestic Wholesale Footwear & Accessories | 22 | 3 | (d,e) | 25 |
| Domestic Retail | (40) | 8 | (a) | (32) |
| International Wholesale | 17 | 2 | (d) | 19 |
| International Retail | (8) | 3 | (b) | (5) |
| Licensing, Other and Eliminations | (12) | 2 | (b,c,d,f) | (10) |
| Total Segment Income | $ 28 | $ 24 | | $ 52 |
| Interest expense | $ 32 | $ - | | $ 32 |
| Net (loss) income allocated to common equity | (3) | 15 | | 12 |
| Net (loss) income allocated to participating shares | - | - | | - |
| Total allocated net (loss) income | $ (3) | $ 15 | | $ 12 |

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Includes severance and restricted stock amortization related to executive management changes.

# Q2 YTD 2012 Reconciliation: GAAP to Adjusted

| ($ in millions) | GAAP | | Adjustments | | | Adjusted | |
|---|---|---|---|---|---|---|---|
| **YTD 2012 Net Revenues** | | | | | | | |
| Domestic Wholesale Sportswear | $ | 408 | $ | - | | $ | 408 |
| Domestic Wholesale Jeanswear | | 336 | | - | | | 336 |
| Domestic Wholesale Footwear & Accessories | | 421 | | - | | | 421 |
| Domestic Retail | | 279 | | - | | | 279 |
| International Wholesale | | 149 | | - | | | 149 |
| International Retail | | 175 | | - | | | 175 |
| Licensing, Other and Eliminations | | 23 | | - | | | 23 |
| Total Company | $ | 1,791 | $ | - | | $ | 1,791 |
| **YTD 2012 Gross Profit** | $ | 670 | $ | - | | $ | 670 |
| **YTD 2012 SG&A** | $ | 608 | $ | (31) | (a-e) | $ | 577 |
| **YTD 2012 Segment Income (Loss)** | | | | | | | |
| Domestic Wholesale Sportswear | $ | 32 | $ | 4 | (b,d,e) | $ | 36 |
| Domestic Wholesale Jeanswear | | 24 | | 2 | (d,e) | | 26 |
| Domestic Wholesale Footwear & Accessories | | 17 | | 13 | (d,e) | | 30 |
| Domestic Retail | | (26) | | 5 | (a,d,e) | | (21) |
| International Wholesale | | 20 | | - | | | 20 |
| International Retail | | (1) | | 3 | (b,d) | | 2 |
| Licensing, Other and Eliminations | | (4) | | 4 | (b,c,d) | | - |
| Total Segment Income | $ | 62 | $ | 31 | | $ | 93 |
| Interest expense | $ | 52 | $ | (24) | (f) | $ | 28 |
| Net income allocated to common equity | | 7 | | 33 | | | 40 |
| Net income allocated to participating shares | | - | | 1 | | | 1 |
| Total allocated net income | $ | 7 | $ | 34 | | $ | 41 |

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.